Balance Sheets (Unaudited) (USD $)	Sep. 30, 2011	Dec. 31, 2010
ASSETS:
Cash & Equivalents	$ 446,010	$ 560,140
Property Net	2,006,717	1,997,662
Investment in Joint Venture	198,189	194,859
Uncollected Rental Revenue	76,721	79,231
Prepaid Advertising	3,582	3,281
Other Assets	25,103	24,280
TOTAL	2,756,322	2,859,453
LIABILITIES:
Distribution due to Partners	242,424	242,424
Incentive Management Fee Liability	18,717
Property Management Fee Liability	7,991	7,486
Deferred Income	40,926	37,991
Accrued Expenses	27,759	26,236
Other Liabilities	26,025	17,774
Total Liabilities	363,842	331,911
PARTNERS' EQUITY:
General Partners	(80,463)	(79,292)
Limited Partners	2,473,123	2,606,834
Total Partners' Equity	2,392,480	2,527,542
TOTAL	$ 2,756,322	$ 2,859,453